UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22021

                         The Gabelli Healthcare & WellnessRx Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Agnes Mullady

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Healthcare & WellnessRx Trust

Semiannual Report — June 30, 2017

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Kevin V. Dreyer	Jeffrey J. Jonas, CFA
Chief Investment Officer	Co-Chief Investment Officer BSE, University of Pennsylvania MBA, Columbia Business School	Portfolio Manager BS, Boston College

To Our Shareholders,

For the six months ended June 30, 2017, the net asset value (“NAV”) total return of The Gabelli Healthcare & WellnessRx Trust (the “Fund”) was 12.7%, compared with a total return of 16.1% for the Standard & Poor’s (“S&P”) 500 Health Care Index. The total return for the Fund’s publicly traded shares was 14.1%. The Fund’s NAV per share was $11.97, while the price of the publicly traded shares closed at $10.85 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2017.

Comparative Results

Average Annual Returns through June 30, 2017 (a) (Unaudited)
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception (06/28/07)
Gabelli Healthcare & WellnessRx Trust
NAV Total Return (b)	12.67%	2.57%	7.19%	14.38%	10.29%	10.28%
Investment Total Return (c)	14.07	6.85	7.18	15.18	8.83	8.75
S&P 500 Health Care Index	16.07	12.47	11.02	17.86	10.57	10.52
S&P 500 Index	9.34	17.90	9.61	14.63	7.18	7.16
S&P 500 Consumer Staples Index	8.03	3.06	10.19	12.61	10.46	10.45
50% S&P 500 Health Care Index and 50% S&P 500 Consumer Staples Index	12.05	7.77	10.61	15.24	10.52	10.49
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Health Care Index is an unmanaged indicator of health care equipment and services, pharmaceuticals, biotechnology, and life sciences stock performance. The S&P 500 Index is an unmanaged indicator of stock market performance. The S&P 500 Consumer Staples Index is an unmanaged indicator of food and staples retailing, food, beverage and tobacco, and household and personal products stock performance. The Blended Index consists of a 50% blend of each of the S&P 500 Health Care Index and S&P 500 Consumer Staples Index. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $8.00.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $8.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2017:

The Gabelli Healthcare & WellnessRx Trust

Food	21.7%
Health Care Providers and Services	17.2%
Health Care Equipment and Supplies	15.7%
Pharmaceuticals	13.4%
U.S. Government Obligations	7.2%
Food and Staples Retailing	6.9%
Beverages	5.5%

Biotechnology	4.4%
Household and Personal Products	4.4%
Electronics	2.0%
Specialty Chemicals	1.4%
Hotels and Gaming	0.2%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 9, 2017, she was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments — June 30, 2017 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 92.8%
	Beverages — 5.5%
60,000	China Mengniu Dairy Co. Ltd.	$134,296	$117,580
52,000	Danone SA	3,139,848	3,908,582
40,000	Dr Pepper Snapple Group Inc.	1,161,404	3,644,400
26,000	ITO EN Ltd.	400,457	947,766
29,000	Massimo Zanetti Beverage Group SpA	354,756	269,948
35,000	Morinaga Milk Industry Co. Ltd.	121,875	266,370
300,000	Parmalat SpA	823,484	1,038,216
20,000	PepsiCo Inc.	1,352,672	2,309,800
30,000	Suntory Beverage & Food Ltd.	1,001,275	1,392,309
50,000	The Coca-Cola Co.	1,466,313	2,242,500
424,000	Vitasoy International Holdings Ltd.	253,570	872,172

		10,209,950	17,009,643

	Biotechnology — 4.4%
4,000	Agilent Technologies Inc.	156,331	237,240
21,000	Alexion Pharmaceuticals Inc.†	2,397,370	2,555,094
10,000	Amgen Inc.	1,569,848	1,722,300
12,500	Charles River Laboratories International Inc.†	951,938	1,264,375
2,000	Idorsia Ltd.†	20,590	37,752
4,000	Illumina Inc.†	212,969	694,080
7,500	Invitae Corp.†	75,163	71,700
25,000	Ligand Pharmaceuticals Inc.†	2,472,186	3,035,000
360,393	NeoGenomics Inc.†	2,718,486	3,229,121
600	Regeneron Pharmaceuticals Inc.†	229,467	294,684
24,000	Tetraphase Pharmaceuticals Inc.†	165,514	171,120
1,600	Waters Corp.†	197,843	294,144

		11,167,705	13,606,610

	Electronics — 2.0%
35,000	Thermo Fisher Scientific Inc.	4,206,605	6,106,450

	Food — 21.7%
15,000	Calavo Growers Inc.	498,575	1,035,750
35,000	Campbell Soup Co.	1,387,115	1,825,250
2,200	Chr. Hansen Holding A/S	101,880	160,007
115,000	Conagra Brands Inc.	2,936,079	4,112,400
25,000	Dean Foods Co.	349,560	425,000
67,500	Flowers Foods Inc.	657,458	1,168,425
82,000	General Mills Inc.	3,206,656	4,542,800
80,000	Inventure Foods Inc.†	362,437	344,800
5,400	John B Sanfilippo & Son Inc.	201,924	340,794
67,500	Kellogg Co.	3,770,078	4,688,550
35,000	Kerry Group plc, Cl. A	1,331,659	3,013,740
145,000	Kikkoman Corp.	1,702,737	4,628,140
38,333	Lamb Weston Holdings Inc.	828,125	1,688,200
68,000	Lifeway Foods Inc.†	703,679	635,120

Shares		Cost	Market Value
23,000	Maple Leaf Foods Inc.	$410,536	$580,676
15,000	MEIJI Holdings Co. Ltd.	310,384	1,214,937
120,000	Mondelēz International Inc., Cl. A	3,451,003	5,182,800
53,000	Nestlé SA	2,945,832	4,612,420
50,000	Pinnacle Foods Inc.	2,520,630	2,970,000
55,000	Post Holdings Inc.†	2,015,206	4,270,750
50,000	Snyder’s-Lance Inc.	992,296	1,731,000
50,000	The Kraft Heinz Co.	3,633,998	4,282,000
15,000	The Hain Celestial Group Inc.†	269,217	582,300
27,000	The J.M. Smucker Co.	1,624,067	3,194,910
110,000	Tingyi (Cayman Islands) Holding Corp.	176,608	130,465
10,000	TreeHouse Foods Inc.†	822,804	816,900
75,000	Unilever plc, ADR	2,456,359	4,059,000
65,000	Yakult Honsha Co. Ltd.	1,908,326	4,420,982

		41,575,228	66,658,116

	Food and Staples Retailing — 6.9%
91,000	CVS Health Corp.	4,042,602	7,321,860
30,000	Ingles Markets Inc., Cl. A	454,430	999,000
1,500	Panera Bread Co., Cl. A†	470,685	471,960
300,000	Rite Aid Corp.†	2,357,396	885,000
10,000	Sprouts Farmers Market Inc.†	222,899	226,700
80,000	The Kroger Co.	852,218	1,865,600
109,000	United Natural Foods Inc.†	4,334,283	4,000,300
10,000	Walgreens Boots Alliance Inc.	626,338	783,100
113,000	Whole Foods Market Inc.	3,254,428	4,758,430

		16,615,279	21,311,950

	Health Care Equipment and Supplies — 15.7%
57,829	Baxter International Inc.	2,182,644	3,500,968
15,001	Becton, Dickinson and Co.	2,172,826	2,926,785
42,000	Boston Scientific Corp.†	274,154	1,164,240
55,000	Cardiovascular Systems Inc.†	982,380	1,772,650
18,000	Cutera Inc.†	138,709	466,200
29,000	Exactech Inc.†	563,687	864,200
45,000	Gerresheimer AG	2,173,614	3,619,880
21,000	Globus Medical Inc., Cl. A†	503,485	696,150
9,400	Henry Schein Inc.†	418,608	1,720,388
1,000	ICU Medical Inc.†	89,153	172,500
175,165	InfuSystems Holdings Inc.†	487,458	315,297
125,000	Integer Holdings Corp.†	3,422,565	5,406,250
3,000	K2M Group Holdings Inc.†	56,848	73,080
20,000	Medtronic plc	1,465,813	1,775,000
10,500	NuVasive Inc.†	387,476	807,660
47,574	Orthofix International NV†	1,436,128	2,211,240
13,000	Patterson Cos., Inc.	610,571	610,350
5,000	Smith & Nephew plc, ADR	168,590	174,250
60,000	Sparton Corp.†	1,251,263	1,319,400
30,000	Stericycle Inc.†	2,377,809	2,289,600
15,000	Stryker Corp.	889,665	2,081,700
75,087	SurModics Inc.†	1,624,875	2,113,699
15,000	The Cooper Companies Inc.	1,405,978	3,591,300

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — June 30, 2017 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care Equipment and Supplies (Continued)
150,000	VWR Corp.†	$4,946,610	$4,951,500
27,000	Zimmer Biomet Holdings Inc.	2,753,283	3,466,800

		32,784,192	48,091,087

	Health Care Providers and Services — 17.2%
627,499	AdCare Health Systems Inc.†	2,208,848	602,399
150,000	Alere Inc.†	5,132,407	7,528,500
50,000	AmerisourceBergen Corp.	3,128,440	4,726,500
10,000	Anthem Inc.	1,155,350	1,881,300
400	Chemed Corp.	52,799	81,812
20,000	Cigna Corp.	1,383,754	3,347,800
55,000	DaVita Inc.†	3,146,020	3,561,800
115,000	Envision Healthcare Corp.†	7,526,659	7,207,050
70,000	Evolent Health Inc., Cl. A†	1,361,736	1,774,500
15,000	Express Scripts Holding Co.†	1,054,875	957,600
70,000	HCA Healthcare Inc.†	2,858,004	6,104,000
230,000	Kindred Healthcare Inc.	2,495,187	2,679,500
22,200	Laboratory Corp. of America Holdings†	2,557,890	3,421,970
15,000	McKesson Corp.	1,044,224	2,468,100
5,000	Tenet Healthcare Corp.†	87,252	96,700
14,500	UnitedHealth Group Inc.	1,600,522	2,688,590
40,000	VCA Inc.†	2,639,237	3,692,400

		39,433,204	52,820,521

	Hotels and Gaming — 0.2%
8,800	Ryman Hospitality Properties Inc.	234,431	563,288

	Household and Personal Products — 4.4%
24,000	Avon Products Inc.†	145,168	91,200
44,000	Church & Dwight Co. Inc.	1,374,290	2,282,720
30,000	Colgate-Palmolive Co.	1,859,734	2,223,900
50,000	Coty Inc., Cl. A	773,429	938,000
50,000	Edgewell Personal Care Co.†	4,163,971	3,801,000
30,000	Energizer Holdings Inc.	982,875	1,440,600
25,000	Sally Beauty Holdings Inc.†	673,597	506,250
12,000	The Estee Lauder Companies Inc., Cl. A	804,724	1,151,760
13,000	The Procter & Gamble Co.	1,000,591	1,132,950

		11,778,379	13,568,380

	Pharmaceuticals — 13.4%
100,000	Abbott Laboratories	3,521,065	4,861,000
11,800	Achaogen Inc.†	113,674	256,414
120,000	Akorn Inc.†	3,435,377	4,024,800
28,601	Allergan plc	4,656,072	6,952,612
781,000	BioScrip Inc.†.	1,553,506	2,120,415
42,000	Bristol-Myers Squibb Co.	1,365,258	2,340,240
56,000	Cempra Inc.†	408,767	257,600
50,000	Depomed Inc.†	821,110	537,000
16,000	Endo International plc†	289,292	178,720
37,000	Johnson & Johnson	3,113,663	4,894,730

Shares		Cost	Market Value
55,000	Mallinckrodt plc†	$3,490,167	$2,464,550
50,000	Merck & Co. Inc.	1,719,422	3,204,500
30,000	Mylan NV†	1,498,203	1,164,600
1,000	Ophthotech Corp.†	6,105	2,560
68,000	Pfizer Inc.	1,476,614	2,284,120
12,000	Roche Holding AG, ADR	250,095	381,600
20,000	Shire plc, ADR	3,346,362	3,305,400
30,000	Zoetis Inc.	1,313,659	1,871,400

		32,378,411	41,102,261

	Specialty Chemicals — 1.4%
31,500	International Flavors & Fragrances Inc.	3,060,375	4,252,500

	TOTAL COMMON STOCKS	203,443,759	285,090,806

	PREFERRED STOCKS — 0.0%
	Pharmaceuticals — 0.0%
146	BioScrip Inc., Zero Coupon†	13,852	16,365

	RIGHTS — 0.0%
	Biotechnology — 0.0%
6,907	Tobira Therapeutics Inc.†	94,902	94,902

	Health Care Equipment and Supplies — 0.0%
40,000	American Medical Alert Corp., CPR†	0	400

	TOTAL RIGHTS	94,902	95,302

	WARRANTS — 0.0%
	Pharmaceuticals — 0.0%
420	BioScrip Inc., Cl. A, expire 07/27/25†	384	177
420	BioScrip Inc., Cl. B, expire 07/27/25†	364	157

	TOTAL WARRANTS	748	334

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 7.2%
$21,976,000	U.S. Treasury Bills, 0.672% to 1.090%††, 08/10/17 to 12/21/17	21,933,442	21,934,296

TOTAL INVESTMENTS — 100.0%		$225,486,703	307,137,103

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — June 30, 2017 (Unaudited)

Market Value
Other Assets and Liabilities (Net)	$(3,035,493)
PREFERRED STOCK (2,681,443 preferred shares outstanding)	(67,036,075)

NET ASSETS — COMMON STOCK (19,808,764 common shares outstanding)	$237,065,535

NET ASSET VALUE PER COMMON SHARE ($237,065,535 ÷ 19,808,764 shares outstanding)	$11.97

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depository Receipt
CPR	Contingent Payment Right

Geographic Diversification	% of Total Investments	Market Value
North America	82.6%	$253,818,864
Europe	12.1	37,116,278
Japan	4.2	12,870,504
Latin America	0.8	2,459,285
Asia/Pacific	0.3	872,172
Total Investments	100.0%	$307,137,103

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

Assets:
Investments, at value (cost $225,486,703)	$307,137,103
Foreign currency, at value (cost $1,654)	1,658
Cash	57,205
Receivable for investments sold	465,256
Dividends receivable	370,291
Deferred offering expense	35,880
Prepaid expenses	2,023

Total Assets	308,069,416

Liabilities:
Distributions payable	54,220
Payable for investments purchased	3,545,832
Payable for investment advisory fees	250,685
Payable for payroll expenses	43,134
Payable for accounting fees	11,250
Other accrued expenses	62,685

Total Liabilities	3,967,806

Preferred Shares:
Series A Cumulative Preferred Shares (5.760%, $25 liquidation value, $0.001 par value, 1,200,000 shares authorized, issued, and outstanding)	30,000,000
Series B Cumulative Preferred Shares (5.875%, $25 liquidation value, $0.001 par value, 1,481,443 shares authorized, issued, and outstanding)	37,036,075

Total Preferred Shares	67,036,075

Net Assets Attributable to Common Shareholders	$237,065,535

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$154,423,071
Accumulated net investment income	171,740
Accumulated net realized gains on investments and foreign currency transactions	821,112
Net unrealized appreciation on investments	81,650,400
Net unrealized depreciation on foreign currency translations	(788)

Net Assets	$237,065,535

Net Asset Value per Common Share:
($237,065,535 ÷ 19,808,764 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$11.97

Statement of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $71,835)	$2,024,995
Interest	49,486

Total Investment Income	2,074,481

Expenses:
Investment advisory fees	1,467,611
Shareholder communications expenses	93,756
Payroll expenses	78,005
Offering expense for issuance of preferred shares.	73,125
Shareholder services fees	46,876
Legal and audit fees	38,322
Trustees’ fees	29,505
Accounting fees	22,500
Custodian fees	11,686
Interest expense	43
Miscellaneous expenses	42,970

Total Expenses	1,904,399

Less:
Expenses paid indirectly by broker (See Note 3)	(1,411)
Custodian fee credits.	(247)

Total Reductions and Credits	(1,658)

Net Expenses	1,902,741

Net Investment Income	171,740

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	7,258,293
Net realized loss on foreign currency transactions	(641)

Net realized gain on investments and foreign currency transactions	7,257,652

Net change in unrealized appreciation/depreciation:
on investments	21,565,920
on foreign currency translations	12,705

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	21,578,625

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	28,836,277

Net Increase in Net Assets Resulting from Operations	29,008,017

Total Distributions to Preferred Shareholders	(1,951,934)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$27,056,083

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Changes in Net Assets Attributable To Common Shareholders

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
Operations:
Net investment income/(loss)	$171,740		$(467,637)
Net realized gain on investments and foreign currency transactions	7,257,652		14,792,944
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	21,578,625		(18,825,733)

Net Increase/(Decrease) in Net Assets Resulting from Operations	29,008,017		(4,500,426)

Distributions to Preferred Shareholders:
Net realized short term gain	(85,565	)*	(363,094)
Net realized long term gain	(1,866,369	)*	(3,494,274)

Total Distributions to Preferred Shareholders.	(1,951,934)		(3,857,368)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	27,056,083		(8,357,794)

Distributions to Common Shareholders:
Net realized short term gain	(158,627	)*	(970,572)
Net realized long term gain	(3,410,491	)*	(9,350,442)
Return of capital	(1,586,275	)*	—

Total Distributions to Common Shareholders	(5,155,393)		(10,321,014)

Fund Share Transactions:
Net decrease from repurchase of common shares (includes transaction costs)	(410,386)		—
Net increase in net assets from offering of preferred shares	—		156,646

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	(410,386)		156,646
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	21,490,304		(18,522,162)
Net Assets Attributable to Common Shareholders:
Beginning of year	215,575,231		234,097,393

End of period (including undistributed net investment income of $171,740 and $ 0, respectively)	$237,065,535		$215,575,231

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016	2015		2014	2013	2012
Operating Performance:
Net asset value, beginning of year	$10.86		$11.79	$11.76		$11.33	$ 9.55	$ 8.51
Net investment income/(loss)	0.01		(0.02)	(0.03)		0.01	0.04	0.05
Net realized and unrealized gain/(loss) on investments, and foreign currency transactions	1.45		(0.21)	0.75		2.04	3.53	2.25
Total from investment operations	1.46		(0.23)	0.72		2.05	3.57	2.30
Distributions to Preferred Shareholders:(a)
Net investment income	—		—	—		—	(0.01)	(0.00	)(b)
Net realized short term/long term gain	(0.09)	*	(0.19)	(0.19)		(0.13)	(0.12)	(0.15)
Total distributions to preferred shareholders	(0.09)		(0.19)	(0.19)		(0.13)	(0.13)	(0.15)
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	1.37		(0.42)	0.53		1.92	3.44	2.15
Distributions to Common Shareholders:
Net investment income	—		—	—		—	(0.01)	(0.05)
Net realized short term/long term gain	(0.18)	*	(0.52)	(0.51)		(0.62)	(0.90)	(1.04)
Return of capital	(0.08)	*	—	—		—	—	(0.02)
Total distributions to common shareholders	(0.26)		(0.52)	(0.51)		(0.62)	(0.91)	(1.11)
Fund Share Transactions:
Increase in net asset value for repurchase of common shares	0.00	(b)	—	0.01		—	—	—
Decrease in net asset value from common shares issued in rights offering	—		—	—		(0.77)	(0.72)	—
Offering costs for preferred shares charged to paid-in capital	—		—	—		(0.08)	—	—
Offering costs for common shares charged to paid-in capital	—		—	(0.00	)(b)	(0.02)	(0.03)	(0.00	)(b)
Increase in net asset value from offering of preferred shares	—		0.01	—		—	—	—
Total Fund share transactions	0.00	(b)	0.01	0.01		(0.87)	(0.75)	(0.00	)(b)

Net Asset Value Attributable to Common Shareholders, End of Period	$11.97		$10.86	$11.79		$11.76	$11.33	$ 9.55

NAV total return †	12.67%		(3.63)%	4.55%		16.98%	36.86%	25.37%

Market value, end of period	$10.85		$ 9.43	$10.25		$10.42	$10.38	$ 8.62

Investment total return ††	14.07%		(3.15)%	3.14%		10.39%	35.99%	36.33%

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015		2014	2013	2012
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$304,102		$282,611		$299,097		$299,595	$199,503	$137,181
Net assets attributable to common shares, end of period (in 000’s)	$237,066		$215,575		$234,097		$234,595	$169,503	$107,181
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions .	0.15	%(c)	(0.20)%		(0.22)%		(0.27)%	0.02%	0.56%
Ratio of operating expenses to average net assets attributable to common shares	1.68	%(c)(d)	1.62	%(d)	1.60	%(d)	1.63%	1.71%	1.94%
Ratio of operating expenses to average net assets including liquidation value of preferred shares	1.30	%(c)(d)	1.26	%(d)	1.26	%(d)	1.36%	1.41%	1.52%
Portfolio turnover rate	17.4%		31.7%		52.4%		43.5%	52.1%	46.6%
Preferred Shares:
5.760% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$ 30,000		$ 30,000		$ 30,000		$ 30,000	$ 30,000	$ 30,000
Total shares outstanding (in 000’s)	1,200		1,200		1,200		1,200	1,200	1,200
Liquidation preference per share	$ 25.00		$ 25.00		$ 25.00		$ 25.00	$ 25.00	$ 25.00
Average market value (e)	$ 25.63		$ 26.12		$ 25.96		$ 25.85	$ 26.47	$ 27.46
Asset coverage per share(f)	$ 113.41		$ 105.40		$ 115.04		$ 115.23	$ 166.25	$ 114.32
5.875% Series B Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$ 37,036		$ 37,036		$ 35,000		$ 35,000	—	—
Total shares outstanding (in 000’s)	1,481		1,481		1,400		1,400	—	—
Liquidation preference per share	$ 25.00		$ 25.00		$ 25.00		$ 25.00	—	—
Average market value (e)	$ 26.50		$ 26.76		$ 26.09		$ 25.37	—	—
Asset coverage per share(f)	$ 113.41		$ 105.40		$ 115.04		$ 115.23	—	—
Asset Coverage(g)	454%		422%		460%		461%	665%	457%

†

Based on net asset value per share at commencement of operations of $8.00 per share, adjusted for reinvestment of distributions at the net asset value per share on ex-dividend dates including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.

††

Based on market value per share at initial public offering of $8.00 per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, this expense ratio for the year ended December 31, 2015 would have been 1.27%. For the six months ended June 30, 2017 and the year ended December 31, 2016, there was no impact on the expense ratios.

(e)	Based on weekly prices.
(f)	Asset coverage per share is calculated by combining all series of preferred shares.
(g)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Healthcare & WellnessRx Trust (the “Fund”) currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on February 20, 2007 and registered under the Investment Company Act of 1940 as amended (the “1940 Act”). Investment operations commenced on June 28, 2007.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in equity securities and income producing securities of domestic and foreign companies in the healthcare and wellness industries. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in this particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

dollar value American Depository Receipts securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$285,090,806	—	—	$285,090,806
Preferred Stocks (a)	—	$16,365	—	16,365
Rights (a)	—	—	$95,302	95,302
Warrants (a)	—	334	—	334
U.S. Government Obligations	—	21,934,296	—	21,934,296

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$285,090,806	$21,950,995	$95,302	$307,137,103

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the six months ended June 30, 2017.

The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/16	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 06/30/17	Net change in unrealized appreciation/ depreciation during the period on Level 3 Investments still held at 06/30/17†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Rights:
Health Care	$ 17,300	—	—	$(16,900)	—	$ 0	—	—	$ 400	—
Biotechnology	94,902	—	—		—	—	—	—	94,902	—
Total Rights	112,202	—	—	(16,900)	—	—	—	—	95,302	—
TOTAL INVESTMENTS IN SECURITIES	$112,202	—	—	$(16,900)	—	$ 0	—	—	$95,302	—

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

The following tables summarize the valuation techniques used and observable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of June 30, 2017:

Description	Balance at 06/30/17	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Rights (a)	$95,302	Last available closing price	Discount Range	0%

(a)	Includes fair value securities of investments developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2017, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. During the six months ended June 30, 2017, the Fund held no investments in forward foreign exchange contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2017, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At June 30, 2017, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 5.76% Series A Cumulative Preferred Shares (“Series A Preferred”) and 5.875% Series B Cumulative Preferred Shares (“Series B Preferred”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$1,018,548	$380,671
Net long term capital gains	9,302,466	3,476,697

Total distributions paid	$10,321,014	$3,857,368

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$570,059
Net unrealized appreciation on investments and foreign currency translations	58,639,660
Other temporary differences*	(54,220)

Total.	$59,155,499

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2017:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$226,682,466	$88,518,836	$(8,064,199)	$80,454,637

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2017, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended June 30, 2017, the Fund paid $4,688 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2017, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,411.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended June 30, 2017, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2017, the Fund accrued $78,005 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2017, other than short term securities and U.S. Government obligations, aggregated $48,669,088 and $60,359,726, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2017, the Fund repurchased and retired 39,340 common shares in the open market at an investment of $410,386 and an average discount of approximately 10.75% from its NAV. During the year ended December 31, 2016, the Fund did not repurchase any common shares.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2017 (Unaudited)
	Shares	Amount
Net decrease from repurchase of common shares (includes transaction costs)	(39,340)	$(410,386)

On June 3, 2014, the Fund distributed one transferable right for each of the 14,956,614 common shares outstanding on that date. Three rights were required to purchase one additional common share at the subscription price of $9.00 per share authorized by the Board in accordance with the offering document. On July 16, 2014, the Fund issued 4,985,538 common shares receiving net proceeds of $44,533,886, after the deduction of offering expenses of $335,956. The NAV per share of the Fund was reduced by approximately $0.77 per share on the day the additional shares were issued. The additional shares were issued below NAV.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at redemption prices of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

On August 20, 2010, the Fund received net proceeds of $28,725,173 (after underwriting discounts of $945,000 and offering expenses of $329,827) from the public offering of 1,200,000 shares of Series A Preferred. The Fund, at its option, may redeem the Series A Preferred in whole or in part at the redemption price per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares. The Board has authorized the repurchase of the Series A Preferred in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2017 and the year ended December 31, 2016, the Fund did not repurchase any of the Series A and Series B Preferred.

On September 24, 2014, the Fund received net proceeds of $33,564,647 (after underwriting discounts of $1,102,500 and offering expenses of $332,853) from the public offering of 1,400,000 shares of Series B Preferred. Commencing September 24, 2019 and at any time thereafter, the Fund, at its option, may redeem the Series B Preferred in whole or in part at the redemption price per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares. The Board has authorized the repurchase of the Series B Preferred in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2017 and the year ended December 31, 2016, the Fund did not repurchase any of the Series B Preferred.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Pursuant to a $200,000,000 shelf offering relating to the issuance of common and/or preferred shares and rights to purchase common or preferred shares, the Fund issued 81,443 Series B Preferred in “at the market” offerings at various times throughout 2016.

The following table summarizes the data relating to the “at the market” offering of the Fund’s Series B Preferred:

Year	Shares Issued	Net Proceeds	Sales Manager Commissions	Net Proceeds in Excess of Par
2016	81,443	$2,192,721	$5,498	$156,646

The following table summarizes the Preferred Share information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 06/30/17	Net Proceeds	2016 Dividend Rate Range	Dividend Rate at 06/30/17	Accrued Dividends at 06/30/17
A5.760%	August 20, 2010	1,200,000	1,200,000	$28,725,173	Fixed Rate	5.760%	$24,000
B5.875%	September 24, 2014	1,400,000	1,400,000	33,564,647	Fixed Rate	5.875%	28,559
B5.875%	Various dates in 2016	81,443	81,443	2,192,721	Fixed Rate	5.875%	1,661

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the health care, pharmaceuticals, and food and beverage industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact of all subsequent events of the Fund and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Shareholder Meeting – May 15, 2017 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 15, 2017 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Mario J. Gabelli, CFA, Vincent D. Enright, and Anthonie C. van Ekris as Trustees of the Fund. A total of 13,990,927 votes, 17,339,537 votes, and 17,341,468 votes were cast in favor of these Trustees, and a total of 5,171,552 votes, 1,822,943 votes, and 1,821,012 votes were withheld for these Trustees, respectively.

Anthony J. Colavita, James P. Conn, Jeffrey J. Jonas, CFA, Robert C. Kolodny, MD, Kuni Nakamura, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Healthcare & WellnessRx Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Trustees (the “Board”) of The Gabelli Healthcare & WellnessRx Trust (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the Investment Advisory Agreement (the “Advisory Agreement”) and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required to review and approve the terms of the Fund’s proposed Advisory Agreement. In this regard, the Board reviewed and approved, during the most recent six month period covered by this report, the Advisory Agreement with Gabelli Funds, LLC (the “Adviser”) for the Fund.

More specifically, at a meeting held on February 22, 2017, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Agreement.

Nature, Extent, and Quality of Services.

The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance of the Fund and Adviser.

The Independent Board Members considered one year, three year and five year investment performance for the Fund as compared with relevant sector equity indices and the performance of other sector equity closed-end and open-end funds prepared by Broadridge, including other funds focused on healthcare or life sciences. The Independent Board Members noted that the Fund’s NAV performance was above the median of funds in its Broadridge peer group for the prior one year period and below the median of funds in its Broadridge peer group for the prior three and five year periods. The Independent Board Members also recognized that the performance of many of the funds in the Broadridge peer group is not necessarily a good comparison for the Fund because of the Fund’s unique investment strategy compared with the investment strategies of many funds in the peer group. The Independent Board Members therefore recognized the more limited usefulness of the Broadridge peer group comparison and concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategy being pursued by the Fund. The Independent Board Members also noted that the NAV of the Fund had (i) underperformed the S&P 500 Health Care Index over the one year, three year and five year periods, (ii) outperformed the S&P 500 Consumer Staples Index over the five year period and underperformed the S&P 500 Consumer Staples Index over the one year and three year periods, and (iii) outperformed an index comprised of 50% S&P 500 Health Care Index and 50% S&P 500 Consumer Staples Index over the five year period and underperformed an index comprised of 50% S&P 500 Health Care Index and 50% S&P Consumer Staples Index over the one year and three year periods.

Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s Broadridge peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members noted that the mix of services under the Agreement is much more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted that the investment advisory fee (as a percentage of assets attributable to common shares), management fee (as a

The Gabelli Healthcare & WellnessRx Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

percentage of total managed assets), other non-management expenses and total expense ratio paid by the Fund are higher than the median and average for its Broadridge peer group. They were advised that the above average other non-management expenses and total expense ratio related to the large number of shareholder accounts and related transfer agency costs. They concluded that the management fee is acceptable based upon the qualifications, experience, and reputation of the Adviser.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs. The Independent Board Members referred to the Board Materials for the pro forma income statements for the Adviser and the Fund for the period ended December 31, 2016. They noted how the pro forma income statements for the Fund illustrated how the Adviser’s profitability would be affected as the Fund asset levels change. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund, and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to recently enacted regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was reasonable.

Extent of Economies of Scale as Fund Grows.

The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that, although the ability of the Fund to realize economies of scale through growth is more limited than for an open-end fund, economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that fund-level economies of scale may not necessarily result in Adviser-level economies of scale. The Independent Board Members concluded that there was an appropriate sharing of economies of scale.

Whether Fee Levels Reflect Economies of Scale.

The Independent Board Members noted that the management fee rate for the period does not take into account any potential sharing of economies of scale through breakpoints.

Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities, and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition, or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Fund.

The Gabelli Healthcare & WellnessRx Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

Conclusions.

In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all important or all controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services. They were aware that the NAV performance record had been below the median during the one, three, and five year reporting periods ended December 31, 2016 in comparison with peers but recognized that many of the peers were not good comparisons for the Fund because of its unique investment strategy. As a part of its decision making process, the Independent Board Members understood that shareholders invested in the Fund with full disclosure that the Adviser managed the Fund and of the Fund’s investment management fee schedule. Given this, the Independent Board Members received regular reports on the Adviser’s management of the Fund in a manner consistent with its investment objectives and policies as disclosed to shareholders. In addition, the Independent Board Members believe that a long term relationship with a capable, conscientious adviser is in the best interests of the Fund. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the nature and quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

            It is the policy of The Gabelli Healthcare & WellnessRx Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Healthcare & WellnessRx Trust

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

            Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

            If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

            The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

            The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

        The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

            Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 30170, College Station, TX 77842–3170 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

            Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

            For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

            The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Healthcare & WellnessRx Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, that is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XXGRX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI HEALTHCARE & WELLNESSRX TRUST

One Corporate Center

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Jeffrey J. Jonas, CFA

Portfolio Manager,

Gabelli Funds, LLC

Robert C. Kolodny, MD

Physician,

Principal of KBS

Management LLC

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Agnes Mullady

President

John C. Ball

Treasurer

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Bethany A. Uhlein

Assistant Vice President & Ombudsman

David I. Schachter

Vice President

Adam E. Tokar

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GRX Q2/2017

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/17 through 01/31/17	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 19,848,104 Preferred Series A – 1,200,000 Preferred Series B – 1,481,443
Month #2 02/01/17 through 02/28/17	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 19,848,104 Preferred Series A – 1,200,000 Preferred Series B – 1,481,443
Month #3 03/01/17 through 03/31/17	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 19,848,104 Preferred Series A – 1,200,000 Preferred Series B – 1,481,443
Month #4 04/01/17 through 04/30/17	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 19,848,104 Preferred Series A – 1,200,000 Preferred Series B – 1,481,443
Month #5 05/01/17 through 05/31/17	Common – 39,340 Preferred Series A – N/A Preferred Series B – N/A	Common – $10.43 Preferred Series A – N/A Preferred Series B – N/A	Common – 39,340 Preferred Series A – N/A Preferred Series B – N/A	Common – 19,848,104 – 39,340 = 19,808,764 Preferred Series A – 1,200,000 Preferred Series B – 1,481,443
Month #6 06/01/17 through 06/30/17	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 19,808,764 Preferred Series A – 1,200,000 Preferred Series B – 1,481,443

Total	Common – 39,340 Preferred Series A – N/A Preferred Series B – N/A	Common – $10.43 Preferred Series A – N/A Preferred Series B – N/A	Common – 39,340 Preferred Series A – N/A Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940

Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Healthcare & WellnessRx Trust

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Executive Officer

Date 8/24/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Executive Officer

Date 8/24/2017

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer

Date 8/24/2017

* Print the name and title of each signing officer under his or her signature.